UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 7, 2021

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain     Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b).    Departure of Certain Officers

On April 7, 2021, Wayne Rancourt, Executive Vice President, Chief Financial Officer and Treasurer of Boise Cascade Company (“Boise Cascade” or the “Company”), notified the Company of his retirement effective May 14, 2021.

Item 5.02(c).    Appointment of Certain Officers

On April 8, 2021, Boise Cascade issued a press release announcing that on April 7, 2021, the Board of Boise Cascade elected Kelly Hibbs, age 54, as Senior Vice President, Chief Financial Officer and Treasurer, with an effective date of May 14, 2021. Mr. Hibbs became Vice President and Controller, in February 2011. His previous positions with the company include: Director of Strategic Planning and Internal Audit from February 2008 through February 2011.

In connection with his election as Senior Vice President, Chief Financial Officer and Treasurer, on April 7, 2021, the Compensation Committee of the Board approved Mr. Hibbs’s annual base salary of $435,000 and an annual short-term incentive target of 75% of annual base salary, with an effective date of May 14, 2021. Mr. Hibbs will enter into a new severance agreement, effective May 14, 2021, a form of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed August 30, 2016.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 8, 2021 issued by the Company.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel and Secretary
Date: April 8, 2021